OCTOBER 31, 2016

SUPPLEMENT TO

DOMESTIC EQUITY FUNDS PROSPECTUS

DATED MARCH 1, 2016, AS LAST SUPPLEMENTED APRIL 21, 2016

(THE HARTFORD MUTUAL FUNDS, INC. AND THE HARTFORD MUTUAL FUNDS II, INC.)

This supplement contains new and additional information regarding The Hartford Capital Appreciation Fund (the “Fund”) and should be read in connection with your Prospectus.

Effective immediately, Frank D. Catrickes, CFA no longer serves as a portfolio manager to the Fund. Accordingly, all references to Mr. Catrickes in the Prospectus are deleted in their entirety. Kent M. Stahl, CFA and Gregg R. Thomas, CFA will continue to select and oversee the Fund’s portfolio management team and determine how Fund assets are allocated among the team’s members.

This Supplement should be retained with your Prospectus for future reference.

HV-7288	October 2016